EXHIBIT 10.4(d)


                                   ASSIGNMENT

      WHEREAS, WE, Mark L. Witten, a citizen of the United States, residing at 7032 E. Rosewood Street, Tucson, Arizona 85710; and David T. Harris, a citizen of the United States, residing at 4110 N. Alvernon Way, Tucson, Arizona 85718, have invented certain new and useful improvements in the following matters for which applications for Letters Patent have been filed on the dates indicated in the United States:


        Title                                               Serial No.                   Filing Date
        -----                                               -----------                  -----------
        Substance P Treatment for Immunostimulation         60/022,063                   July 23, 1996

        Substance P Treatment for Immunostimulation         08/829,445,                  March 28, 1997

        Substance P Treatment for Immunostimulation         09/028,003                   February 23, 1998

        Amelioration of Effects of Cigarette Smoke          60/406,036                   August 27, 2002

        Amelioration of Effects of Cigarette Smoke          10/645,839                   August 22, 2003


and in other jurisdictions:
        Title                                               Serial No.                   Filing Date
        -----                                               -----------                  -----------
        Substance P Treatment for Immunostimulation         PCT/US97/13146               July 8, 1997

        Substance P Treatment for Immunostimulation         40464/97                     July 8, 1997
                                                            Australia 737201             November 22, 2001

        Substance P Treatment for Immunostimulation         97938049.0                   July 8, 1997
                                                            European 0957930             March 24, 2004

        Substance P Treatment for Immunostimulation         Canada 2,261,885             July 8, 1997

        Amelioration of Effects of Cigarette Smoke          PCT/US2003/026250            August 22, 2003

and that Letters Patent have issued as indicated:
        Title                                             Patent No.                   Issue Date
        -----                                             ----------                   ----------
        Substance P Treatment for Immunostimulation       US 5,945,508                 August 31, 1999

        Substance P Treatment for Immunostimulation       US 5,998,376                 December 7, 1999

        Substance P Treatment for Immunostimulation       Australia 737201             November 22, 2001

        Substance P Treatment for Immunostimulation       European 0957930             March 24, 2004


        WHEREAS, ImmuneRegen BioSciences, Inc. a Delaware corporation, having a place of business at 4021 N. 75th Street, Suite 201, Scottsdale, Arizona 85251, is desirous of acquiring the entire right, title and interest in and to the aforesaid inventions and in and to any Letters Patent of the United States or any foreign country which may be granted therefor;

        NOW THEREFORE, for good and valuable consideration, WE, Mark L. Witten and David T. Harris, by these presents do sell, assign, and transfer unto ImmuneRegen BioSciences, Inc. its successors, legal representatives and assigns, our full right to the said inventions as described in the said applications, and our entire right, title and interest in and to any and all Letters Patent which may be granted therefor in the United States and its territorial possessions and in any and all foreign countries and in and to any and all divisions, reissues, continuations and extensions thereof;

        AND WE HEREBY authorize and request the Commissioner of Patents and Trademarks or any other proper officer or agency of any country to issue all said Letters Patent to said assignee;

        AND WE HEREBY warrant and covenant that we have full right to convey our entire interest herein assigned and that we have not executed and will not execute any instrument or assignment in conflict herewith;

        AND WE HEREBY agree to communicate to said assignee or its representatives any facts known to us respecting said invention, to execute all divisional, continuation, reissue and foreign applications, sign all lawful documents and make all rightful oaths relating to said invention, and to testify in any judicial or administrative proceeding and generally do everything possible to aid the said assignee to obtain and enforce said Letters Patent in the United States or any foreign country when requested so to do by said assignee.

        IN WITNESS WHEREOF, WE have hereunto set our hand and seal.

Date: February 23, 2005                        Inventor: /s/ Mark L. Witten
     --------------------------                -----------------------------
                                                             Mark L. Witten

Date: February 25, 2005                        Inventor: /s/ David T. Harris
     --------------------------                -----------------------------
                                                             David T. Harris